Back to Form 8-K
Exhibit 10.1
CONTRACT WITH APPROVED ENTITY PURSUANT TO SECTIONS 1860D-1 THROUGH 1860D-43
OF THE SOCIAL SECURITY ACT FOR THE OPERATION OF
A VOLUNTARY MEDICARE PRESCRIPTION DRUG PLAN

CONTRACT (S5967)

Between

Centers for Medicare & Medicaid Services (hereinafter referred to as "CMS")

And

WELLCARE PRESCRIPTION INSURANCE, INC.
(a Prescription Drug Plan Sponsor, hereinafter referred to as "PDP Sponsor")

CMS and PDP Sponsor, an entity that has been determined eligible to operate a Voluntary Medicare Prescription Drug Plan by the Administrator of CMS under 42 CFR §423.503, agree to the following for the purposes of §§1860D-1 through 1860D-43 (with the exception of §§1860D-22(a) and 1860D-31) of the Social Security Act (hereinafter referred to as "the Act").

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Article I
Voluntary Medicare Prescription Drug Plan

A. PDP Sponsor agrees to operate one or more Medicare Voluntary Prescription Drug Plans (hereinafter referred to as a "PDP"), as described in its application and related materials submitted to CMS for Medicare approval, including but not limited to all the attestations contained therein and all supplemental guidance, and in compliance with the provisions of this contract, which incorporates in its entirety the 2012 Solicitation For Applications for New Prescription Drug Plan (PDP) Sponsors released on January 4, 2011 (hereinafter collectively referred to as "the contract"). PDP Sponsor also agrees to operate in accordance with the regulations at 42 CFR Part 423 (with the exception of Subparts Q, R, and S), §§1860D-1 through 1860D-43 (with the exception of§§1860D-22(a) and 1860D-31) of the Act, and the solicitation, as well as all other applicable Federal statutes, regulations, and policies. This contract is deemed to incorporate any changes that are required by statute to be implemented during the term of this contract and any regulations or policies implementing or interpreting such statutory or regulatory provisions.

B. CMS agrees to perform its obligations to PDP Sponsor consistent with the regulations at 42 CFR Part 423 (with the exception of Subparts Q, R and S), §§1860D-1 through 1860D-43 of the Act (with the exception of §§1860D- 22(a) and 1860D-31) and the solicitation, as well as all other applicable Federal statutes, regulations, and policies.

C. CMS agrees that it will not implement, other than at the beginning of a calendar year, regulations under 42 CFR Part 423 that impose new, significant regulatory requirements on PDP Sponsor. This provision does not apply to new requirements mandated by statute.

D. If PDP Sponsor had a contract with CMS for Contract Year 2011 under the contract ID number designated above, this document is considered a renewal of the existing contract. While the terms of this document supersede the terms of the 2011 contract, the parties execution of this contract does not extinguish or interrupt any pending obligations or actions that may have arisen under the 2011 or prior year contracts.

E. This contract is in no way intended to supersede or modify 42 CFR, Part 423. Failure to reference a regulatory requirement in this contract does not affect the applicability of such requirements to PDP Sponsor and CMS.

Article II
Functions to be Performed by PDP Sponsor

A. ENROLLMENT

1. PDP Sponsor agrees to accept new enrollments, make enrollments effective, process voluntary disenrollments, and limit involuntary disenrollments, as described in 42 CFR, Part 423, Subpart B.

2. PDP Sponsor agrees to comply with the prohibition in 42 CFR 423.104(b) on discrimination in beneficiary enrollment.

3. For contract year 2012 and succeeding years, PDP Sponsor shall conduct Part D-related enrollment activities between October 15 and December 7 of the year prior to the contract year.

4. PDP Sponsor shall accept enrollment applications during the first 45 days of a contract year from beneficiaries who have elected to disenroll from a Medicare Advantage plan and enroll in the Medicare fee-for-service program.

B. PRESCRIPTION DRUG BENEFIT

1. PDP Sponsor agrees to provide the basic prescription drug coverage as defined under 42 CFR §423.100 and, to the extent applicable, supplemental benefits as defined in 42 CFR §423.100 and in accordance with Subpart C of 42 CFR Part 423. PDP Sponsor also agrees to provide Part D benefits as described in PDP Sponsors bid(s) approved each year by CMS (as referenced in Attachment A, to be replaced each year upon renewal of the contract to reflect the Sponsors approved bids for the succeeding contract year).

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2. PDP Sponsor agrees to calculate and collect beneficiary premiums in accordance with 42 CFR §§423.286 and 423.293.

3. PDP Sponsor agrees to administer for its prescription drug plan members at point-of-sale the Medicare Coverage Gap Discount authorized by §1860D-14A of the Social Security Act ("the Act").

C. DISSEMINATION OF PLAN INFORMATION

1. PDP Sponsor agrees to provide the information required in 42 CFR §423.48.

2. PDP Sponsor acknowledges that CMS releases to the public summary reconciled Part D Payment data after the reconciliation of Part D Payments for the contract year as provided in 42 CFR §423.505(o).

3. PDP Sponsor agrees to disclose information to beneficiaries in the manner and the form specified by CMS under 42 CFR §§423.128 and 423 Subpart V-Part D Marketing Requirements, and the Medicare Marketing Guidelines for Medicare Advantage-Prescription Drug Plans (MA-PDs) and Prescription Drug Plans (PDPs).

4. PDP Sponsor certifies that all materials it submits to CMS under the File and Use Certification authority described in the Medicare Marketing Guidelines are accurate, truthful, not misleading, and consistent with CMS marketing guidelines.

D. QUALITY ASSURANCE/UTILIZATION MANAGEMENT

1. PDP Sponsor agrees to operate quality assurance, drug utilization management, and medication therapy management programs, and to support electronic prescribing in accordance with Subpart D of 42 CFR Part 423.

2. PDP sponsor agrees to address complaints received by CMS against the Part D sponsor as required in 42 CFR §423.505(b)(22) by:

(a) Addressing and resolving complaints in the CMS complaint tracking system; and

(b) Displaying a link to the electronic complaint form on the Medicare.gov Internet Web site on the Part D plans main Web page.

E. APPEALS AND GRIEVANCES

PDP Sponsor agrees to comply with all requirements in Subpart M of 42 CFR Part 423 governing coverage determinations, grievances and appeals, and formulary exceptions and the relevant provisions of Subpart U governing reopenings.

F. PAYMENT TO PDP SPONSOR

1. PDP Sponsor and CMS agree that payment under this contract will be governed by the rules in Subpart G of 42 CFR Part 423.

2. PDP Sponsor agrees that it is bound by all applicable federal laws and regulations, guidance, and authorities pertaining to claims and debt collections. In the event that the government determines that PDP Sponsor has been overpaid, PDP Sponsor agrees to return those overpaid monies back to the federal government.

G. BID SUBMISSION AND REVIEW

If PDP Sponsor intends to participate in the Part D program for the next program year, PDP Sponsor agrees to submit the next years bid, including all required information on premiums, benefits, and cost-sharing, by the applicable due date, as provided in Subpart F of 42 CFR Part 423 so that CMS and the Part D plan sponsor may conduct negotiations regarding the terms and conditions of the proposed bid and benefit plan renewal.

H. STATE LAW AND LICENSURE REQUIREMENTS

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1. PDP Sponsor agrees to comply with State law to the extent that it is not preempted by Federal law as described in Subpart I of 42 CFR Part 423.

2. PDP Sponsor agrees that where it is operating in a State using a waiver granted pursuant to 42 CFR §423.410, such waiver shall be valid for three consecutive program years. PDP Sponsor agrees that expiration of the licensure waiver (and the failure to obtain a license from the relevant State) may be the basis for CMS deleting from PDP Sponsors service area those PDP Regions affected by the waiver expiration. CMS may terminate or non-renew PDP Sponsors contract where the expiration of the waiver results in PDP Sponsor not being qualified to offer a PDP plan in any PDP Region.

3. PDP Sponsor agrees that where it is operating in a State using a waiver granted pursuant to 42 CFR §423.415, such waiver shall be valid for the period that the Secretary of the Department of Health and Human Services determines is appropriate for timely processing of PDP Sponsors license application by the State, but in no case for more than one year only, beginning on January 1 of the contract year for which CMS granted the waiver.

I. COORDINATION WITH OTHER PRESCRIPTION DRUG COVERAGE

1. PDP Sponsor agrees to comply with the coordination requirements with State Pharmacy Assistance Programs (SPAPs) and plans that provide other prescription drug coverage as described in Subpart J of 42 CFR Part 423.

2. PDP Sponsor agrees to comply with Medicare Secondary Payer procedures as stated in 42 CFR §423.462.

J. SERVICE AREA AND PHARMACY ACCESS

1. PDP Sponsor agrees to provide Part D benefits in the service area for which it has been approved by CMS utilizing a pharmacy network and formulary approved by CMS that meet the requirements of 42 CFR §423.120.

2. PDP Sponsor agrees to provide Part D benefits through out-of-network pharmacies according to 42 CFR §423.124.

3. PDP Sponsor agrees to provide benefits by means of point of service systems to adjudicate prescription drug claims in a timely and efficient manner in compliance with CMS standards, except when necessary to provide access in underserved areas, I/T/U pharmacies (as defined in 42 CFR §423.100), and long-term care pharmacies (as defined in 42 CFR §423.100) according to 42 CFR §423.505(b)(17).

4. PDP Sponsor agrees to contract with any pharmacy that meets PDP Sponsors reasonable and relevant standard terms and conditions according to 42 CFR §423.505(b)(18).

K. EFFECTIVE COMPLIANCE PROGRAM/PROGRAM INTEGRITY

1. PDP Sponsor agrees that it will develop and implement an effective compliance program that applies to its Part D-related operations, consistent with 42 CFR §423.504(b)(4)(vi).

2. PDP sponsor agrees to provide notice based on best knowledge, information, and belief to CMS of any integrity items related to payments from governmental entities, both federal and state, for healthcare or prescription drug services that would have been reported as part of Table A. of the Business Integrity section of the PDP application. These items include any investigations, legal actions or matters subject to arbitration brought involving the sponsor (or sponsor's firm if applicable) and its subcontractors (excluding contracted network providers), including any key management or executive staff, or any major shareholders (5% or more), by a government agency (state or federal) on matters relating to payments from governmental entities, both federal and state, for healthcare and/or prescription drug services. In providing the notice, the sponsor shall keep the government informed of when the integrity item is initiated and when it is closed. Notice should be provided of the details concerning any resolution and monetary payments as well as any settlement agreements or corporate integrity agreements.

3. PDP Sponsor agrees to provide notice based on best knowledge, information, and belief to CMS in the event the Sponsor or any of its subcontractors is criminally convicted or has a civil judgment entered against it for fraudulent activities or is sanctioned under any Federal program involving the provision of health care or prescription drug services.

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L. LOW-INCOME SUBSIDY

PDP Sponsor agrees that it will participate in the administration of subsidies for low-income subsidy eligible individuals according to Subpart P of 42 CFR Part 423.

M. COMMUNICATION WITH CMS

PDP Sponsor agrees that it shall maintain the capacity to communicate with CMS electronically in accordance with CMS requirements.

N. BENEFICIARY FINANCIAL PROTECTIONS

PDP Sponsor agrees to afford its enrollees protection from liability for payment of fees that are the obligation of PDP Sponsor in accordance with 42 CFR §423.505(g).

O. RELATIONSHIP WITH FIRST TIER, DOWNSTREAM, AND RELATED ENTITIES

1. PDP Sponsor agrees that it maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of this contract with CMS.

2. PDP Sponsor shall ensure that any contracts or agreements with first tier, downstream, and related entities performing functions on PDP Sponsors behalf related to the operation of the Part D benefit are in compliance with 42 CFR §423.505(i).

3. PDP Sponsor agrees to act in accordance with 45 CFR Part 79 and agrees that it will not contract with or employ entities or individuals that are excluded by the Department of Health and Human Services, Office of the Inspector General or included on the Excluded Parties List System maintained by the General Services Administration.

P. CERTIFICATION OF DATA THAT DETERMINE PAYMENT

PDP Sponsor must provide certifications in accordance with 42 CFR §423.505(k).

Q. ENROLLMENT RELATED COSTS

PDP Sponsor agrees to payment of fees established by CMS for cost sharing of enrollment related costs in accordance with 42 CFR §423.6.

R. PDP SPONSOR REIMBURSEMENT TO PHARMACIES

1. If a PDP Sponsor uses a standard for reimbursement of pharmacies based on the cost of a drug, PDP Sponsor will update such standard not less frequently than once every 7 days, beginning with an initial update on January 1 of each year, to accurately reflect the market price of the drug.

2. PDP Sponsor will issue, mail, or otherwise transmit payment with respect to all claims submitted by pharmacies (other than pharmacies that dispense drugs by mail order only, or are located in, or contract with, a long-term care facility) within 14 days of receipt of an electronically submitted claim or within 30 days of receipt of a claim submitted otherwise.

3. PDP Sponsor must ensure that a pharmacy located in, or having a contract with, a long-term care facility will have not less than 30 days (but not more than 90 days) to submit claims to PDP Sponsor for reimbursement.

Article III
Record Retention and Reporting Requirements

A. RECORD MAINTENANCE AND ACCESS

PDP Sponsor agrees to maintain records and provide access in accordance with 42 CFR §§ 423.505 (b)(10) and 423.505(i)(2).

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B. GENERAL REPORTING REQUIREMENTS

PDP Sponsor agrees to submit information to CMS according to 42 CFR §§423.505(f) and 423.514, and the "Final Medicare Part D Reporting Requirements," a document issued by CMS and subject to modification each program year.

C. LICENSURE-RELATED REPORTING REQUIREMENTS

1. If PDP Sponsor is operating under a CMS-granted licensure waiver in any State, PDP Sponsor agrees to notify CMS in writing of the States disposition of the Sponsors license application within ten business days of the date that it receives notice of the States action.

2. For those States where PDP Sponsor is operating under a risk-bearing license, the Sponsor agrees to provide written notice to CMS of the States non-renewal of the Sponsors license within ten days of receiving notice of the States action.

3. In the event that a State regulator imposes a sanction against PDP Sponsor or requires the implementation of a corrective action plan, the Sponsor agrees to provide written notice to CMS of such sanction or corrective action requirement (including basis for the sanction and/or timeline for corrective action) within ten days of receiving notice of the States action.

4. In the event that there is a change in the status of PDP Sponsors risk-bearing license in any State (e.g., suspension, revocation), the Sponsor agrees to provide written notice to CMS of the change in status (including basis for the change in status and effective date) within ten days of receiving notice of the States action.

5. If PDP Sponsor is operating a Part D benefit under a CMS-granted waiver in every State in its service area, and the Sponsor is terminating or reducing the amount of an existing letter of credit obtained for the purposes of funding projected losses, the Sponsor shall provide written notice to CMS of such action 30 days prior to its effective date. PDP Sponsor agrees that it must obtain CMS approval prior to terminating or reducing the amount of a letter of credit obtained for the purposes of funding projected losses under Appendix IV of the PDP Solicitation.

D. CMS LICENSE FOR USE OF PLAN FORMULARY

PDP Sponsor agrees to submit to CMS each plan's formulary information, including any changes to its formularies, and hereby grants to the Government, and any person or entity who might receive the formulary from the Government, a non-exclusive license to use all or any portion of the formulary for any purpose related to the administration of the Part D program, including without limitation publicly distributing, displaying, publishing or reconfiguration of the information in any medium, including www.medicare.gov, and by any electronic, print or other means of distribution.

Article IV
HIPAA Provisions

A. PDP Sponsor agrees to comply with the confidentiality and enrollee record accuracy requirements specified in 42 CFR §423.136.

B. PDP Sponsor agrees to enter into a business associate agreement with the entity with which CMS has contracted to track Medicare beneficiaries true out-of- pocket costs.

Article V
Requirements of Other Laws and Regulations

PDP Sponsor agrees to comply with (a) applicable Federal laws and regulations designed to prevent fraud, waste, and abuse, including, but not limited to applicable provisions of Federal criminal law, the False Claims Act (31 U.S.C. §§3729 et seq.), and the anti-kickback provision of § 1128B of the Act; (b) applicable HIPAA Administrative Simplification Security and Privacy rules at 45 CFR parts 160, 162, and 164; and (c) all other applicable Federal statutes and regulations.

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Article VI
Contract Term and Renewal

A. TERM OF CONTRACT

This contract is effective from the date of CMS authorized representatives signature through December 31, 2012. This contract shall be renewable for successive one-year periods thereafter according to 42 CFR §423.506.

B. QUALIFICATION TO RENEW A CONTRACT

1. In accordance with 42 CFR §423.507, PDP Sponsor will be determined qualified to renew its contract annually only if:

(a) PDP Sponsor has not provided CMS with a notice of intention not to renew in accordance with Article VII of this contract, and

(b) CMS has not provided PDP Sponsor with a notice of intention not to renew.

2. Although PDP Sponsor may be determined qualified to renew its contract under this Article, if PDP Sponsor and CMS cannot reach agreement on the bid under Subpart F of 42 CFR Part 423, no renewal takes place, and the failure to reach agreement is not subject to the appeals provisions in Subpart N of 42 CFR Part 423.

Article VII
Nonrenewal of Contract

A. NONRENEWAL BY PDP SPONSOR

1. PDP Sponsor may elect not to renew its contract with CMS, effective at the end of the term of the contract for any reason as long as PDP Sponsor provides proper notice of the decision according to the required timeframes.

2. If PDP Sponsor does not intend to renew its contract, it must notify:

(a) CMS in writing by the first Monday of June in the year in which the current contract period ends;

(b) Each Medicare enrollee, at least 90 days before the date on which the nonrenewal is effective. PDP Sponsor must provide, to enrollees, through this notice or outbound telephone calls, information on alternatives available for obtaining qualified prescription drug coverage within the PDP region, including Medicare Advantage- Prescription Drug plans, Medicare cost plans offering a Part D plan, and other PDPs, and must receive CMS approval of notices or scripts prior to their use.

3. If PDP Sponsor does not renew a contract CMS cannot enter into a contract with PDP Sponsor or with an organization whose covered persons, as defined in 42 CFR §423.507(a)(4), also served as covered persons for the nonrenewing sponsor for 2 years unless there are special circumstances that warrant special consideration, as determined by CMS.

4. If PDP Sponsor does not renew a contract, it must ensure the timely transfer of any data or files in accordance with CMS instructions.

B. NONRENEWAL BY CMS

1. CMS may determine that PDP Sponsor is not qualified to renew its contract for any of the following reasons:

(a) The reasons listed in 42 CFR §423.509(a) that also permit CMS to terminate the contract.

(b) PDP Sponsor has committed any of the acts in 42 CFR §423.752 that support the imposition of intermediate sanctions or civil money penalties under 42 CFR §423.750.

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2. CMS will provide notice of its decision whether PDP Sponsor is qualified to renew its contract as follows:

(a) To PDP Sponsor by August 1 of the current contract year.

(b) If CMS decides that PDP Sponsor is not qualified to renew its contract, to PDP Sponsors Medicare enrollees by mail at least 90 days before the end of the current calendar year.

(c) CMS will provide the notice described in (B)(2)(b) of this Article where a non-renewal results because CMS and PDP Sponsor are unable to reach agreement on the bid under 42 CFR Part 423, Subpart F.

3. CMS shall give PDP Sponsor written notice of its right to appeal the decision that the sponsor is not qualified renew its contract in accordance with 42 CFR §423.642(b).

Article VIII
Modification or Termination of Contract

A. CONTRACT MODIFICATION OR TERMINATION BY MUTUAL CONSENT

1. This contract may be modified or terminated at any time by written mutual consent of the parties.

2. If this contract is terminated by mutual consent, PDP Sponsor must provide notice to its Medicare enrollees and the general public in accordance with CMSs instructions.

3. As set forth in 42 CFR §423.508, if the contract is modified by mutual consent, PDP Sponsor must notify its Medicare enrollees of any changes that CMS determines are appropriate for notification according to the process and timeframes specified by CMS.

4. If a contract is terminated under this section, PDP Sponsor must ensure the timely transfer of any data or files.

5. If a contract is terminated under this section, CMS cannot enter into a contract with PDP Sponsor or with an organization whose covered persons, as defined in 42 CFR §423.508(f), also served as covered persons for the terminating sponsor for a period of up to 2 years unless there are special circumstances that warrant special consideration, as determined by CMS.

B. TERMINATION OF CONTRACT BY CMS

CMS may terminate the contract in accordance with 42 CFR §423.509.

C. TERMINATION OF CONTRACT BY PDP SPONSOR

PDP Sponsor may terminate the contract only in accordance with 42 CFR §423.510.

Article IX
Intermediate Sanctions

Consistent with Subpart O of 42 CFR Part 423, PDP Sponsor shall be subject to sanctions and civil money penalties.

Article X
Severability

Severability of the contract shall be in accordance with 42 CFR §423.504(e).

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Article XI
Miscellaneous

A. DEFINITIONS

Terms not otherwise defined in this contract shall have the meaning given to such terms in 42 CFR Part 423.

B. ALTERATION TO ORIGINAL CONTRACT TERMS

PDP Sponsor agrees that it has not altered in any way the terms of the PDP contract presented for signature by CMS. PDP Sponsor agrees that any alterations to the original text that PDP Sponsor may make to this contract shall not be binding on the parties.

C. ADDITIONAL CONTRACT TERMS

PDP Sponsor agrees to include in this contract other terms and conditions in accordance with 42 CFR §423.505(j).

D. CMS APPROVAL TO BEGIN MARKETING AND ENROLLMENT ACTIVITIES

PDP Sponsor agrees that it must complete CMS operational requirements prior to receiving CMS approval to begin Part D marketing and enrollment activities. Such activities include, but are not limited to, establishing and successfully testing connectivity with CMS systems to process enrollment applications (or contracting with an entity qualified to perform such functions on PDP Sponsors behalf) and successfully demonstrating capability to submit accurate and timely price comparison data. To establish and successfully test connectivity, PDP Sponsor must, 1) establish and test physical connectivity to the CMS data center, 2) acquire user identifications and passwords, 3) receive, store, and maintain data necessary to perform enrollments and send and receive transactions to and from CMS, and 4) check and receive transaction status information.

E. Pursuant to §13112 of the American Recovery and Reinvestment Act of 2009 (ARRA), PDP Sponsor agrees that as it implements, acquires, or upgrades its health information technology systems, it shall utilize, where available, health information technology systems and products that meet standards and implementation specifications adopted under §3004 of the Public Health Service Act, as amended by §13101 of the ARRA.

F. PDP sponsor agrees to maintain a fiscally sound operation by at least maintaining a positive net worth (total assets exceed total liabilities) as required in 42 CFR §423.505(b)(23).

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In witness whereof, the parties hereby execute this contract.

This document has been electronically signed by:

FOR PDP SPONSOR

THOMAS TRAN

Contracting Official Name

9/1/2011

Date

WELLCARE PRESCRIPTION INSURANCE, INC.	8735 Henderson Rd., Renaissance 2 Tampa, FL 33634
Organization	Address

FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

/s/ Cynthia Tudor	9/16/2011
Cynthia Tudor, PhD Director Medicare Drug Benefit and C & D Data Group, Center for Medicare	Date

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DATA USE ATTESTATION

The sponsor shall restrict its use and disclosure of Medicare data obtained from CMS information systems (listed in Attachment A) to those purposes directly related to the administration of the Medicare managed care and/or outpatient prescription drug benefits for which it has contracted with the Centers for Medicare & Medicaid Services (CMS) to administer. The sponsor shall only maintain data obtained from CMS information systems that are needed to administer the Medicare managed care and/or outpatient prescription drug benefits that it has contracted with CMS to administer. The sponsor (or its subcontractors or other related entities) may not re-use or provide other entities access to the CMS information system, or data obtained from the system, to support any line of business other than the Medicare managed care and/or outpatient prescription drug benefit for which the sponsor contracted with CMS.

The sponsor further attests that it shall limit the use of information it obtains from its Medicare plan members to those purposes directly related to the administration of such plan. The sponsor acknowledges two exceptions to this limitation. First, the sponsor may provide its Medicare members information about non-health related services after obtaining consent from the members. Second, the sponsor may provide information about health-related services without obtaining prior member consent, as long as the sponsor affords the member an opportunity to elect not to receive such information.

CMS may terminate the sponsors access to the CMS data systems immediately upon determining that the sponsor has used its access to a data system, data obtained from such systems, or data supplied by its Medicare members beyond the scope for which CMS has authorized under this agreement. A termination of this data use agreement may result in CMS terminating the sponsors Medicare contract(s) on the basis that it is no longer qualified as a Medicare sponsor. This agreement shall remain in effect as long as the sponsor remains a Medicare managed care organization and/or outpatient prescription drug benefit sponsor. This agreement excludes any public use files or other publicly available reports or files that CMS makes available to the general public on our website.

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Attachment A

The following list contains a representative (but not comprehensive) list of CMS information systems to which the Data Use Attestation applies. CMS will update the list periodically as necessary to reflect changes in the agencys information systems

Automated Plan Payment System (APPS)
Common Medicare Environment (CME)
Common Working File (CWF)
Coordination of Benefits Contractor (COBC)
Drug Data Processing System (DDPS)
Electronic Correspondence Referral System (ECRS)
Enrollment Database (EDB)
Financial Accounting and Control System (FACS)
Front End Risk Adjustment System (FERAS)
Health Plan Management System (HPMS), including Complaints Tracking and all other modules
HI Master Record (HIMR)
Individuals Authorized Access to CMS Computer Services (IACS)
Integrated User Interface (IUI)
Medicare Advantage Prescription Drug System (MARx)
Medicare Appeals System (MAS)
Medicare Beneficiary Database (MBD)
Payment Reconciliation System (PRS)
Premium Withholding System (PWS)
Prescription Drug Event Front End System (PDFS)
Retiree Drug System (RDS)
Risk Adjustments Processing Systems (RAPS)

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This document has been electronically signed by:

THOMAS TRAN

Contracting Official Name

9/1/2011

Date

WELLCARE PRESCRIPTION INSURANCE, INC.

Organization

8735 Henderson Rd., Renaissance 2 Tampa, FL 33634

Address

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CONTRACT S5967
SIGNATURE ATTESTATION

Contract ID: S5967
Contract Name: WELLCARE PRESCRIPTION INSURANCE, INC.

I understand that by signing and dating this form, I am acknowledging that I am an authorized representative of the above named organization and that I am the contracting official associated with the user ID used to log on to the Health Plan Management System (HPMS) to sign the 2012 Medicare contracting documents. I also acknowledge that in accordance with the HPMS Rule of Behavior, sharing user IDs is strictly prohibited.

This document has been electronically signed by:

THOMAS TRAN

Contracting Official Name

9/1/2011

Date

WELLCARE PRESCRIPTION, INC.

Organization

8735 Henderson Rd., Renaissance 2 Tampa, FL 33634

Address

S5967

EMPLOYER/UNION-ONLY GROUP PART D ADDENDUM TO CONTRACT WITH
APPROVED ENTITY PURSUANT TO SECTIONS 1860D-1 THROUGH 1860D-43
OF THE SOCIAL SECURITY ACT FOR THE OPERATION OF
A VOLUNTARY MEDICARE PRESCRIPTION DRUG PLAN

The Centers for Medicare & Medicaid Services (hereinafter referred to as "CMS") and WELLCARE PRESCRIPTION INSURANCE, INC., a Prescription Drug Plan (PDP) Sponsor (hereinafter referred to as "PDP Sponsor"), agree to amend the contract S5967 governing PDP Sponsors operation of one or more Voluntary Medicare Prescription Drug Plans, pursuant to §§1860D-1 through 1860D-43 of the Social Security Act (hereinafter referred to as "the Act"), to permit PDP Sponsor to offer employer-sponsored group prescription drug plans (as defined at 42 CFR 423.454) (hereinafter referred to in this Addendum as "employer/union-only group PDPs") in accordance with the waivers granted by CMS under §§1860D-22(b) of the Act. The terms of this Addendum shall only apply to employer/union-only group PDPs offered by PDP Sponsor exclusively to Part D eligible individuals enrolled in employment-based retiree health coverage (as defined at 42 CFR §423.882) under a contract between PDP Sponsor and the employer/union sponsor of the employment-based retiree health coverage.

This Addendum is made pursuant to Subpart K of 42 CFR Part 423.

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ARTICLE I
Voluntary Medicare Prescription Drug Plan

A. PDP Sponsor agrees to operate one or more employer/union-only group PDPs in accordance with the terms of the Medicare Prescription Drug Plan contract, as modified by this Addendum, which incorporates in its entirety the 2012 Solicitation for Applications for New Prescription Drug Plans (PDP) Sponsors (released on January 4, 2011) and any employer/union-only group waiver guidance issued by CMS (including, but is not limited to, those requirements set forth in Chapter 12 of the Prescription Drug Benefit Manual) (hereinafter employer/union group waiver guidance).

B. This Addendum is deemed to incorporate any changes that are required by statute to be implemented during the term of the contract, and any regulations or policies implementing or interpreting such statutory or regulatory provisions.

C. In the event of any conflict between the employer/union-only group waiver guidance issued prior to the execution of the contract and this Addendum, the provisions of this Addendum shall control. In the event of any conflict between the employer/union-only group waiver guidance issued after the execution of the contract and this Addendum, the provisions of the employer/union-only group guidance shall control.

D. This Addendum is in no way intended to supersede or modify 42 CFR Part 423 or section 1860D-1 through D- 43 of the Act, except as specifically provided in applicable employer/union-only group waiver guidance and/or in this Addendum. Failure to reference a regulatory requirement in this Addendum does not affect the applicability of such requirements to PDP Sponsor and CMS.

E. The provisions of this Addendum apply to all employer/union-only group PDPs offered by PDP Sponsor under this contract number. In the event of any conflict between the provisions of this Addendum and any other provision of the contract, the terms of this Addendum shall control.

ARTICLE II
Functions To Be Performed By PDP Sponsor

A. ENROLLMENT

1. PDP Sponsor agrees to restrict enrollment in an employer/union-only group PDP to those Part D eligible individuals eligible for the employers/unions employment-based retiree prescription drug coverage. PDP Sponsor agrees not to enroll active employees of an employer/union in its employer/union-only group PDPs.

2. PDP Sponsor will not be subject to the requirement to offer the employer/union-only group PDP to all Part D eligible beneficiaries residing in its service area as set forth in 42 CFR §423.104(b).

3. If an employer/union elects to enroll Part D eligible individuals eligible for its employer group only PDPs through a group enrollment process, PDP Sponsor will not be subject to the individual enrollment requirements set forth in 42 CFR §423.32(b). PDP Sponsor agrees that it will comply with all the requirements for group enrollment contained in CMS guidance, including those requirements contained in Chapter 3 of the Prescription Drug Benefit Manual.

B. PRESCRIPTION DRUG BENEFIT

1. Except as provided in this subsection, PDP Sponsor agrees to provide basic prescription drug coverage, as defined under 42 CFR §423.100, under any employer/union-only group PDP, in accordance with Subpart C of 42 CFR Part 423.

(a) CMS agrees that PDP Sponsor will not be subject to the actuarial equivalence requirement set forth in 42 CFR §423.104(e)(5) with respect to any employer/union-only group PDP and may provide less than the defined standard coverage between the deductible and initial coverage limit. PDP Sponsor agrees that its basic prescription drug coverage under any employer/union-only group PDP will satisfy all of the other actuarial equivalence standards set forth in 42 CFR §423.104, including but not limited to the requirement set forth in 42 CFR §423.104(e)(3) that the plan has a total or gross value that is at least equal to the total or gross value of defined standard coverage.

Page 2 of 7	S5967

2. CMS agrees that nothing in this Addendum prevents PDP Sponsor from offering benefits in addition to basic prescription drug coverage to employers/unions. Such additional benefits offered pursuant to private agreements between PDP Sponsor and employers/unions will be considered non-Medicare Part D benefits ("non-Medicare Part D benefits"). PDP Sponsor agrees that such additional benefits may not reduce the value of basic prescription drug coverage (e.g., additional benefits cannot impose a cap that would preclude enrollees from realizing the full value of such basic prescription drug coverage).

3. PDP Sponsor agrees that enrollees of employer/union-only group PDPs shall not be charged more than the sum of his or her monthly beneficiary premium attributable to basic prescription drug coverage and 100% of the monthly beneficiary premium attributable to his or her non-Medicare Part D benefits (if any). PDP Sponsor must pass through the direct subsidy payments received from CMS to reduce the amount that the beneficiary pays (or, in those instances where the subscriber to or participant in the employer plan pays premiums on behalf of an eligible spouse or dependent, the amount the subscriber or participant pays).

4. PDP Sponsor agrees that any additional non-Medicare Part D benefits offered to an employer/union will always pay primary to the subsidies provided by CMS to low-income individuals under Subpart P of 42 CFR Part 423 (the "Low-Income Subsidy").

5. PDP Sponsor agrees enrollees of employer/union-only group PDPs will not be permitted to make payment of premiums under 42 CFR §423.293(a) through withholding from the enrollees Social Security, Railroad Retirement Board, or Office of Personnel Management benefit payment.

6. PDP Sponsor agrees it shall obtain written agreements from each employer/union that provide that the employer/union may determine how much of an enrollees Part D monthly beneficiary premium it will subsidize, subject to the restrictions set forth in this subsection. PDP Sponsor agrees to retain these written agreements with employers/unions, including any written agreements related to items (d) through (f), and must provide access to this documentation for inspection or audit by CMS (or its designee) in accordance with the requirements of 42 CFR §§423.504(d) and 423.505(d) and (e)

(a) The employer/union can subsidize different amounts for different classes of enrollees in the employer/union-only group PDP provided such classes are reasonable and based on objective business criteria, such as years of service, date of retirement, business location, job category, and nature of compensation (e.g., salaried v. hourly). Different classes cannot be based on eligibility for the Low Income Subsidy.

(b) The employer/union cannot vary the premium subsidy for individuals within a given class of enrollees.

(c) The employer/union cannot charge an enrollee for prescription drug coverage provided under the plan more than the sum of his or her monthly beneficiary premium attributable to basic prescription drug coverage and 100% of the monthly beneficiary premium attributable to his or her non-Medicare Part D benefits (if any). The employer/union must pass through direct subsidy payments received from CMS to reduce the amount that the beneficiary pays (or, in those instances where the subscriber to or participant in the employer plan pays premiums on behalf of an eligible spouse or dependent, the amount the subscriber or participant pays).

(d) For all enrollees eligible for the Low Income Subsidy, the low income premium subsidy amount will first be used to reduce any portion of the monthly beneficiary premium paid by the enrollee (or in those instances where the subscriber to or participant in the employer plan pays premiums on behalf of a low-income eligible spouse or dependent, the amount the subscriber or participant pays), with any remaining portion of the premium subsidy amount then applied toward the portion of any monthly beneficiary premium paid by the employer/union. However, if the sum of the enrollees monthly premium (or the subscribers/participants monthly premium, if applicable) and the employers/unions monthly premiums (i.e., total monthly premium) are less than the monthly low-income premium subsidy amount, any portion of the low-income subsidy premium amount above the total monthly premium must be returned directly to CMS. Similarly, if there is no monthly premium charged the beneficiary (or subscriber/participant, if applicable) or employer/union, the entire low-income premium subsidy amount must be returned directly to CMS and cannot be retained by PDP Sponsor, the employer/union, or the beneficiary (or the subscriber/participant, if applicable).

Page 3 of 7	S5967

(e) If the Part D sponsor does not or cannot directly bill an employer groups beneficiaries, CMS will permit the Part D sponsor to directly refund the amount of the low-income premium subsidy to the LIS beneficiary. This refund must meet the above requirements concerning beneficiary premium contributions; specifically, that the amount of the refund not exceed the amount of the monthly premium contribution by the enrollee and/or the employer. In addition, the sponsor must refund these amounts to the beneficiary within a reasonable time period. However, under no circumstances may this time period exceed forty five (45) days from the date that the Part D sponsor receives the low-income premium subsidy amount payment for that beneficiary from CMS.

(f) PDP Sponsor and the employer/union may agree that the employer/union will be responsible for reducing up-front the premium contribution required for enrollees eligible for the Low Income Subsidy. In those instances where the employer/union is not able to reduce up-front the premiums paid by the enrollee (or, the subscriber/participant, if applicable), PDP Sponsor and the employer/union may agree that the employer/union shall directly refund to the enrollee (or subscriber/participant, if applicable) the amount of the low-income premium subsidy up to the monthly premium contribution previously collected from the enrollee (or subscriber/participant, if applicable). The employer/union is required to complete the refund on behalf of PDP Sponsor within forty-five (45) days of the date PDP Sponsor receives from CMS the low-income premium subsidy amount payment for the low-income subsidy eligible enrollee.

(g) If the low income premium subsidy amount for which an enrollee is eligible is less than the portion of the monthly beneficiary premium paid by the enrollee (or subscriber/participant, if applicable), then the employer/union should communicate to the enrollee (or subscriber/participant) the financial consequences of the low-income subsidy eligible individual enrolling in the employer/union-only group PDP as compared to enrolling in another Part D plan with a monthly beneficiary premium equal to or below the low income premium subsidy amount.

7. For non-calendar year employer/union-only group PDPs, PDP Sponsor may determine benefits (including deductibles, out-of-pocket limits, etc.) on a non- calendar year basis subject to the following requirements:

(a) Applications, formularies, and other submissions to CMS must be submitted on a calendar year basis;

(b) The prescription drug coverage under the employer/union-only group PDP must be at least actuarially equivalent to defined standard coverage for the portion of its plan year that falls in a given calendar year. An employer/union-only group PDP will meet this standard if its prescription drug coverage is at least actuarially equivalent for the calendar year in which the plan year starts and no design change is made for the remainder of the plan year. In no event can PDP Sponsor increase during the plan year the annual out-of-pocket threshold;

(c) After an enrollees incurred costs exceed the annual out-of-pocket threshold, the employer/union-only group PDP must provide coverage that is at least actuarially equivalent to that provided under standard prescription drug coverage; eligibility for such coverage can be determined on a plan year basis.

8. PDP Sponsor agrees to administer for its prescription drug plan members at point-of-sale the Medicare Coverage Gap Discount authorized by § 1860D-14A of the Social Security Act ("the Act").

C. DISSEMINATION OF PLAN INFORMATION

PDP Sponsor acknowledges that CMS releases to the public summary reconciled Part D Payment data after the reconciliation of Part D Payments for the contract year as provided in 42 CFR §423.505(o). PDP Sponsor also acknowledges that CMS releases Part D retiree drug subsidy payment data for the most recently reconciled year as provided in 42 CFR §423.884(c)(3)(iii).

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D. DISSEMINATION OF EMPLOYER/UNION-ONLY GROUP PLAN INFORMATION

1. Except as provided in II.C.2., CMS agrees that with respect to any employer/union-only group PDPs, PDP Sponsor will not be subject to the information requirements set forth in 42 CFR §423.48 and the prior review and approval of marketing materials and enrollment forms requirements set forth in 42 CFR §423.50. PDP Sponsor will be subject to all other dissemination requirements contained in 42 CFR §423.128 and in CMS guidance, including those requirements contained in Chapter 12 of the Prescription Drug Benefit Manual.

2. CMS agrees that the dissemination requirements set forth in 42 CFR §423.128 will not apply with respect to any employer/union-only group PDP when the employer/union is subject to alternative disclosure requirements (e.g., the Employee Retirement Income Security Act of 1974 (ERISA)) and fully complies with such alternative requirements. PDP Sponsor agrees to comply with the requirements for this waiver contained in employer/union-only group waiver guidance, including those requirements contained in Chapter 12 of the Prescription Drug Benefit Manual.

E. PAYMENT TO PDP SPONSOR

1. Except as provided in this subsection, payment under this Addendum will be governed by the rules of Subpart G of 42 CFR Part 423.

(a) PDP Sponsor is not required to submit a Part D bid and will receive a monthly direct subsidy for each employer/union-only group PDP enrollee equal to the amount of the national average monthly bid amount, adjusted for health status (as determined under 42 CFR §423.329(b)(1)) and reduced by the base beneficiary premium for the employer/union-only group PDP, as adjusted under 42 CFR §423.286(d)(3), if applicable. The further adjustments to the base beneficiary premium contained in 42 CFR §423.286(d)(1) and (2) will not apply.

(b) PDP Sponsor agrees that the risk-sharing payment adjustment described in 42 CFR §423.336 is not applicable for any employer/union-only group PDP enrollee.

(c) PDP Sponsor will not receive monthly reinsurance payment or low-income cost-sharing subsidy amounts in the manner set forth in 42 CFR §423.329(c)(2)(i) and 42 CFR §423.329(d)(2)(i) for any employer/union-only group PDP enrollee, but instead will receive the full reinsurance and low-income cost-sharing subsidy payments following the end of year reconciliation as described in 42 CFR §423.329(c)(2)(ii) and 42 CFR §423.329(d)(2)(ii) respectively.

2. For non-calendar year plans:

(a) CMS payments will be determined on a calendar year basis;

(b) Low income subsidy payments and reconciliations will be determined based on the calendar year for which the payments are made; and

(c) PDP Sponsor acknowledges that it will not receive reinsurance payments under 42 CFR §423.329(c).

F. SERVICE AREA, FORMULARIES, AND PHARMACY ACCESS

1. CMS agrees that PDP Sponsor may offer an employer/union-only group PDP in any PDP region in which eligible enrollees reside provided PDP Sponsor has properly designated (in accordance with CMS operational requirements) its employer/union-only group service areas in CMSs Health Plan Management System (HPMS) as including those areas outside of its individual service area(s) to allow for enrollment of these beneficiaries.

Page 5 of 7	S5967

2. PDP Sponsor agrees to utilize, as the formulary for any employer/union-only group PDP, a base formulary that has received approval from CMS, in accordance with CMS formulary guidance, for use in a non-group PDP offered by PDP sponsor. Except as set forth in 42 CFR §423.120(b) and sub-regulatory guidance, PDP Sponsor may not modify the approved base formulary used for any employer/union-only group PDP by removing drugs, adding additional utilization management restrictions, or increasing the cost-sharing status of a drug from the base formulary. Enhancements that are permitted to the base formulary include adding additional drugs, removing utilization management restrictions, and improving the cost-sharing status of drugs.

3. For any employer/union-only group PDP, PDP Sponsor agrees to provide Part D benefits in the plans service area utilizing a pharmacy network and formulary that meets the requirements of 42 CFR §423.120, with the following exception: CMS agrees that the retail pharmacy access requirements set forth in 42 CFR §423.120(a)(1) will not apply when the employer/union-only group PDPs pharmacy network is sufficient to meet the needs of its enrollees throughout the employer/union-only group PDPs service area, as determined by CMS. CMS may periodically review the adequacy of the employer/union-only group PDPs pharmacy network and require the employer/union-only group PDP to expand access if CMS determines that such expansion is necessary in order to ensure that the employer/union-only group PDPs network is sufficient to meet the needs of its enrollees.

G. PDP SPONSOR REIMBURSEMENT TO PHARMACIES

1. If a PDP Sponsor uses a standard for reimbursement of pharmacies based on the cost of a drug, PDP Sponsor will update such standard not less frequently than once every 7 days, beginning with an initial update on January 1 of each year, to accurately reflect the market price of the drug.

2. PDP Sponsor will issue, mail, or otherwise transmit payment with respect to all claims submitted by pharmacies (other than pharmacies that dispense drugs by mail order only, or are located in, or contract with, a long-term care facility) within 14 days of receipt of an electronically submitted claim or within 30 days of receipt of a claim submitted otherwise.

3. PDP Sponsor must ensure that a pharmacy located in, or having a contract with, a long-term care facility will have not less than 30 days (but not more than 90 days) to submit claims to PDP Sponsor for reimbursement.

H. Public Health Service Act

Pursuant to §13112 of the American Recovery and Reinvestment Act of 2009 (ARRA), PDP Sponsor agrees that as it implements, acquires, or upgrades its health information technology systems, it shall utilize, where available, health information technology systems and products that meet standards and implementation specifications adopted under §3004 of the Public Health Service Act, as amended by §13101 of the ARRA.

Page 6 of 7	S5967

CONTRACT S5967

In witness whereof, the parties hereby execute this contract.

This document has been electronically signed by:

FOR THE PDP SPONSOR

THOMAS TRAN

Contracting Official Name

9/1/2011

Date

WELLCARE PRESCRIPTION INSURANCE, INC.	8735 Henderson Rd., Renaissance 2 Tampa, FL 33634
Organization	Address

FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

/s/ Cynthia Tudor	9/16/2011
Cynthia Tudor,PhD Director Medicare Drug Benefit and C & D Data Group, Center for Medicare	Date

Page 7 of 7	S5967

Prescription Drug Plan Attestation of Benefit Plan

WELLCARE PRESCRIPTION INSURANCE, INC.

S5967

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2012. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I attest that I have examined the employer/union-only group waiver ("800 series") PBPs identified below and that these PBPs are those that the above-stated organization will make available only to eligible employer/union-sponsored group plan beneficiaries in the approved service area during program year 2012. I further attest we have reviewed any MA bid pricing tools (BPTs) associated with these PBPs (no Part D bids are required for 2012 "800 series" PBPs) with the certifying actuary and have determined them to be consistent with any MA PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2011 and 2012, including but not limited to, the 2012 Call Letter, the 2012 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
035	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	45.60	09/01/11	01/01/12
036	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	55.90	09/01/11	01/01/12
037	0	4	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	65.90	09/01/11	01/01/12
038	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	67.50	09/01/11	01/01/12
039	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	56.40	09/01/11	01/01/12
040	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	58.80	09/01/11	01/01/12
041	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	62.00	09/01/11	01/01/12
042	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	74.40	09/01/11	01/01/12
043	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	63.80	09/01/11	01/01/12
044	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	61.90	09/01/11	01/01/12
045	0	3			Renewal	55.00	09/01/11	01/01/12

S5967

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			WellCare Signature (PDP)	Medicare Prescription Drug Plan
046	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	65.90	09/01/11	01/01/12
047	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	58.50	09/01/11	01/01/12
048	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	57.00	09/01/11	01/01/12
049	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	68.60	09/01/11	01/01/12
051	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	60.00	09/01/11	01/01/12
052	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	66.50	09/01/11	01/01/12
053	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	63.80	09/01/11	01/01/12
054	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	71.90	09/01/11	01/01/12
055	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	65.40	09/01/11	01/01/12
056	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	60.30	09/01/11	01/01/12
057	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	69.20	09/01/11	01/01/12
058	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	66.00	09/01/11	01/01/12
059	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	72.00	09/01/11	01/01/12
060	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	48.00	09/01/11	01/01/12
061	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	65.10	09/01/11	01/01/12
062	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	55.50	09/01/11	01/01/12
063	0	3			Renewal	64.30	09/01/11	01/01/12

S5967

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			WellCare Signature (PDP)	Medicare Prescription Drug Plan
064	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	70.90	09/01/11	01/01/12
065	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	78.20	09/01/11	01/01/12
066	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	55.40	09/01/11	01/01/12
067	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	65.90	09/01/11	01/01/12
068	0	3	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	60.00	09/01/11	01/01/12
138	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	31.00	09/01/11	01/01/12
139	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.70	09/01/11	01/01/12
140	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	39.40	09/01/11	01/01/12
141	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.40	09/01/11	01/01/12
142	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.30	09/01/11	01/01/12
143	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.90	09/01/11	01/01/12
144	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.20	09/01/11	01/01/12
145	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	35.40	09/01/11	01/01/12
146	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	39.60	09/01/11	01/01/12
147	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	32.30	09/01/11	01/01/12
148	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	27.00	09/01/11	01/01/12
149	0	2			Renewal	34.50	09/01/11	01/01/12

S5967

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			WellCare Classic (PDP)	Medicare Prescription Drug Plan
150	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	35.60	09/01/11	01/01/12
151	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	30.40	09/01/11	01/01/12
152	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.10	09/01/11	01/01/12
154	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	31.20	09/01/11	01/01/12
155	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	35.30	09/01/11	01/01/12
156	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.10	09/01/11	01/01/12
157	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	35.60	09/01/11	01/01/12
158	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	36.90	09/01/11	01/01/12
159	0	3	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	30.70	09/01/11	01/01/12
160	0	3	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.60	09/01/11	01/01/12
161	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.40	09/01/11	01/01/12
162	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	39.40	09/01/11	01/01/12
163	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	24.10	09/01/11	01/01/12
164	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.00	09/01/11	01/01/12
165	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	26.40	09/01/11	01/01/12
166	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	28.40	09/01/11	01/01/12
167	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	36.00	09/01/11	01/01/12

S5967

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			WellCare Classic (PDP)	Medicare Prescription Drug Plan
168	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	41.00	09/01/11	01/01/12
169	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	31.50	09/01/11	01/01/12
170	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	32.30	09/01/11	01/01/12
171	0	2	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.00	09/01/11	01/01/12
803	0	2	PDP Employer Plan1 (PDP)	Medicare Prescription Drug Plan	Renewal	N/A	09/01/11	01/01/12
804	0	2	PDP Employer - Plan2 (PDP)	Medicare Prescription Drug Plan	Renewal	N/A	09/01/11	01/01/12

S5967

THOMAS TRAN	9/1/2011 10:26:11 AM
Contracting Official Name	Date

WELLCARE PRESCRIPTION INSURANCE, INC.	8735 Henderson Rd, Renaissance 2 Tampa, FL 33634
Organization	Address

S5967